UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2019

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

Denbury Resources Inc. (the “Company”) has entered into a series of privately negotiated exchange agreements, between October 7 and October 16, 2019, under which it has issued or agreed to issue an aggregate of 13,690,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and pay $5.8 million of cash (excluding accrued and unpaid interest), in exchange for $13,200,000 aggregate principal amount of its 5½% Senior Subordinated Notes due 2022 and $29,297,000 aggregate principal amount of its 4⅝% Senior Subordinated Notes due 2023 (collectively, the “Exchange Transactions”). The Company may engage in similar transactions in the future but is under no obligation to do so.

Pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Common Stock issued in the Exchange Transactions was issued to existing security holders of the Company and no commission or other remuneration was or will be paid or given for soliciting the exchanges. Other exemptions may apply.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale is unlawful. Any offers of the securities will be made only by means of an exemption from registration under the Securities Act.

Section 8 – Other Events

Item 8.01 – Other Events

In addition to the approximate $42.5 million aggregate principal amount of its outstanding senior subordinated notes repurchased through exchanges as discussed in Item 3.02 above, between late August and early October 2019, the Company repurchased through open market transactions $11,337,000 aggregate principal amount of its outstanding 5½% Senior Subordinated Notes due 2022 for aggregate cash consideration of approximately $5.4 million (excluding accrued and unpaid interest).

In the aggregate, in the transactions discussed above, the Company has repurchased $53,834,000 (approximately 15%) of its $357,783,000 aggregate principal amount of senior subordinated notes outstanding as of June 30, 2019, in exchange for approximately $11.2 million of cash (excluding accrued and unpaid interest) and issuance of 13,690,000 shares of its Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: October 17, 2019	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary